Recent Developments

The following supplements the Bridges Investment Fund, Inc. ("Fund") Prospectus dated April 29, 2003.

Change in Investment Adviser

At the 2004 Annual Meeting of Fund shareholders held February 24, 2004, shareholders of the Fund approved a new investment advisory agreement between the Fund and Bridges Investment Management, Inc. The terms of the new investment advisory agreement provide that it becomes effective on April 17, 2004. The new investment advisory agreement with Bridges Investment Management, Inc. will replace the prior investment advisory agreement with Bridges Investment Counsel, Inc. which commenced with the Fund on April 17, 1963. Under the Fund's current investment advisory agreement with Bridges Investment Counsel, Inc., a change of control of the ownership of the firm, which would have caused such agreement to be terminated, would occur as a result of the death, disability or retirement of Edson L. Bridges II, who owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, Bridges Investment Counsel, Inc. formed Bridges Investment Management, Inc. as a wholly owned subsidiary in 1994, and provided working capital and other resources to it since 1995. Bridges Investment Management, Inc. commenced its investment advisory business in the first quarter of 2000 while operating as a wholly-owned subsidiary of Bridges Investment Counsel, Inc. Effective December 15, 2000, Bridges Investment Management, Inc. separated from Bridges Investment Counsel, Inc. and is no longer a wholly-owned subsidiary.

Edson L. Bridges III, who has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, is President of Bridges Investment Management, Inc., and will continue such responsibility. As the investment advisor to the Fund, Bridges Investment Management, Inc. will continue to maintain the investment objectives of the Fund.

Bridges Investment Management, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, will act as manager and investment adviser under an investment advisory agreement with the Fund. The terms of the investment advisory agreement with Bridges Investment Management, Inc. are substantially similar to the current advisory agreement with Bridges Investment Counsel, Inc., and are identical with respect to the compensation to be paid by the Fund to the investment advisor.

Bridges Investment Management, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the end of the last quarter of 2003 directly managed assets in excess of $270 million. Bridges Investment Management, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects.

Advisory Fees

Under its advisory agreement with the Fund, Bridges Investment Management, Inc. will furnish continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund's Net Assets as determined above will be the only compensation received by Bridges Investment Management, Inc. from the Fund. During fiscal year ending December 31, 2003, the Fund paid $266,705 to Bridges Investment Counsel, Inc. for its services as investment adviser under its investment advisory agreement, which has the same compensation terms as the new investment advisory agreement between Bridges Investment Management, Inc. and the Fund.

The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, under the new investment advisory agreement, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, will be limited to 1 1/2% of average net assets, and Bridges Investment Management, Inc. has agreed to reimburse the Fund for expenditures in excess of such amount. The current investment advisory agreement between Bridges Investment Counsel, Inc. and the Fund has the same provisions, and during 2003, there were no reimbursed expenses paid to the Fund under this contract arrangement and expense limitation.